Exhibit 10.5

SHARE EXCHANGE AGREEMENT

This share exchange agreement (the “Agreement”) dated as of September 4, 2024, by and between SMX (Security Matters) PLC (the “Corporation”), an Irish public limited company number 722009, of Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, Ireland, D04 T4A6, and PMB Partners LP, a limited partnership established under the laws of Canada (the “Shareholder”).

RECITALS

WHEREAS, the Corporation and the Shareholder are parties to that Letter of Intent dated July 10, 2024 (the “LOI”), which LOI provides, in part, that (a) the parties thereto shall exchange the Shareholder Shares (as defined below) in True Gold (as defined below), for 2,183,682 (pre-reverse split) Ordinary Shares (as defined below) and (b) the parties thereto will enter into a definitive agreement to memorialize such exchange; and

WHEREAS, in furtherance of the LOI, the Corporation and the Shareholder hereby wish to exchange 11,833 shares in the capital of True Gold Consortium Pty Ltd., an Australian company (“True Gold”), held by the Shareholder (the “Shareholder Shares”) for 29,115 (originally 2,183,682 before taking into account the Corporation’s 75:1 reverse stock split) ordinary shares, par value $0.165 per share (the “Ordinary Shares”), in the capital of the Corporation, with the consideration being said exchange (the “Transaction”);

NOW THEREFORE in consideration of the mutual covenants contained herein (the receipt and adequacy of which are acknowledged), the Corporation and the Shareholder (each a “Party” and collectively the “Parties”) agree as follows:

1.	Consideration. The aggregate consideration for the Transaction shall be the exchange of the Shareholder Shares for the Ordinary Shares. Subject to the terms and conditions of this Agreement, the Shareholder Shares are hereby sold, assigned, conveyed, delivered and otherwise transferred to the Corporation, free and clear of all Liens (as defined below). In exchange for the sale, assignment, conveyance, delivery and transfer of the Shareholder Shares as provided herein, the Corporation hereby sells, conveys and delivers to the Shareholder, the Ordinary Shares, free and clear of all Liens. Upon the date hereof and subject to the other terms and conditions of this Agreement, the Shareholder shall not have any interest in or title to the Shareholder Shares.

2.	Representations and Warranties of Shareholder. The Shareholder hereby represents and warrants to the Corporation that: (i) the Shareholder Shares are beneficially and of record owned by Shareholder with good title thereto, free and clear of all charges, liens, pledges or other encumbrances and rights of others, other than pursuant to applicable securities laws (“Liens”), (ii) the Shareholder has full rights, power and authority to sell, transfer and deliver the Shareholder Shares to the Corporation, and (iii) his ownership interest in True Gold is less than 10% and qualifies as a portfolio interest under Australian tax law.

3.	Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Shareholder that:

(a)	the Corporation confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the sale of the Ordinary Shares, and the entirety of the tax consequences associated with such sale of the Ordinary Shares.

(b)	the Corporation confirms that True Gold does not own any real estate property in Australia.

4.	Representations and Warranties of Shareholder. The Shareholder hereby represents and warrants to the Corporation that:

(a)	the Shareholder confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the sale of the Shareholder Shares, and the entirety of the tax consequences associated with such sale of the Shareholder Shares, taking in consideration the representations made by the Corporation.

(b)	The Shareholder is an “accredited investor” as defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and either alone or with its representatives has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Transaction.

(c)	The Shareholder is acquiring the Ordinary Shares for its own account for investment purposes only and not with a present view to, or for resale in connection with, any distribution thereof, or any direct or indirect participation in any such distribution, in whole or in part, within the meaning of the Securities Act. No arrangement exists between the Shareholder or its affiliates and any other person regarding the resale or distribution of the Ordinary Shares. The Shareholder understands that the right to transfer the Ordinary Shares is not permitted absent registration under the Securities Act or an exemption therefrom. The Corporation shall register for resale the Ordinary Shares.

5.	Delivery of Share Certificates. The Shareholder hereby agrees and undertakes to (a) deliver the certificate(s) representing the Shareholder Shares with a duly executed stock power evidencing the transfer, or an Affidavit of Lost Stock Certificate in customary form and substance reasonably agreeable to the Corporation, (b) deliver a certificate of incumbency issued by an officer or director of True Gold acknowledging title of the Corporation in the Shareholder Shares as of the date hereof, and (c) agree to request True Gold for the issuance of all certificates relating to the Shareholder Shares to the Corporation within 2 business days of execution of this Agreement, at which time the Ordinary Shares shall be issued to the Shareholder by the Corporation.

6.	Tax provisions. In accordance with the representations made by the Parties under this Agreement, the share exchange of the Shareholder Shares, is not considered Taxable Australian Property for this transaction, and is not subject to the Foreign Resident Capital Gains Withholding.

7.	Successors in Interest. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

8.	Assignment. This Agreement and the rights and obligations hereunder may not be assigned by either Party without the express prior written consent of the other Party.

9.	Further Assurances. The Parties covenant and agree to do such things and to execute such further documents as may be deemed necessary or advisable from time to time in order to carry out the terms and conditions of this Agreement in accordance with their true intent.

10.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, applicable therein.

11.	Counterparts. This Agreement may be executed in counterparts (including electronic signature or digitally via PDF), each of which so executed shall be deemed an original, and all of which shall constitute one and the same instrument. It is agreed by the Parties that, notwithstanding the use herein of the words “writing,” “execution,” “signed,” “signature,” or other words of similar import, the Parties intend that the use of electronic signatures and the keeping of records in electronic form be granted the same legal effect, validity or enforceability as a signature affixed by hand or the use of a paper-based record keeping system.

12.	Definitive Agreement. This Agreement is a “Definitive Agreement” as defined in and contemplated by the LOI.

13.	Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the Parties have executed this Agreement, as defined above, as of the date first written above.

SMX (Security Matters) PLC

Per:	/s/ Haggai Alon
Name:	Haggai Alon
Title:
CEO

PMB PARTNERS LP

Per:	/s/ Alberto Morales
Name:	Alberto Morales
Title:	Authorized Signatory

AGREED TO AND ACCEPTED:

trueGold Consortium Pty Ltd.

Per:	/s/ Haggai Alon
Name:
Title:

Page 4 of 4